UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders of YETI Holdings, Inc. (“YETI”) held on May 7, 2024 (the “Annual Meeting”), YETI’s stockholders approved the YETI Holdings, Inc. 2024 Equity and Incentive Compensation Plan (the “Plan”). YETI’s Board of Directors approved the Plan on March 14, 2024, subject to stockholder approval. The Plan provides for an aggregate limit of up to 3,500,000 shares of common stock that may be granted pursuant to awards granted under the Plan. The Plan is administered by YETI’s Compensation Committee, which has broad authority to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award granted under the Plan. A description of the Plan is set forth in Proposal 3 of YETI’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2024, which description is incorporated herein by reference. Such description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the close of business on the record date of March 12, 2024, there were 85,221,829 shares of YETI’s common stock outstanding and entitled to vote at the Annual Meeting, which was held on May 7, 2024. At the Annual Meeting, the following proposals were submitted to a vote of YETI’s stockholders, with the final voting results indicated below:

Proposal 1 — Election of Two Class III Directors. YETI’s stockholders elected the following two directors to serve as Class III directors for a term of three years ending at the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

	For	Withheld	Broker Non-Votes
Alison Dean	40,906,504	35,974,600	3,485,049
Robert Katz	59,759,631	17,121,473	3,485,049

Proposal 2 — Approval, on an advisory basis, of the compensation paid to YETI’s named executive officers. YETI’s stockholders approved, by a non-binding advisory vote, the compensation paid to YETI's named executive officers.

For	Against	Abstained	Broker Non-Votes
73,168,944	3,662,784	49,376	3,485,049

Proposal 3 — Approval of YETI’s 2024 Equity and Incentive Compensation Plan. YETI’s stockholders approved the 2024 Equity and Incentive Compensation Plan.

For	Against	Abstained	Broker Non-Votes
74,702,470	2,129,640	48,994	3,485,049

Proposal 4 — Ratification of the Appointment of PricewaterhouseCoopers LLP as YETI’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 28, 2024. YETI’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 28, 2024.

For	Against	Abstained
78,323,649	2,018,722	23,782

There were no broker non-votes with respect to Proposal 4.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
10.1	YETI Holdings, Inc. 2024 Equity and Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: May 10, 2024	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President, Chief Legal Officer and Secretary